Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, we the undersigned Chief Executive Officer and Chief Financial Officer, respectively of Pineapple Energy Inc. (the “Company”) hereby certify:

(1) That the accompanying Annual Report of the Company on Form 10-K for the period ended December 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kyle Udseth
Kyle Udseth
Date: April 14, 2023	Chief Executive Officer

/s/ Eric Ingvaldson
Eric Ingvaldson
Date: April 14, 2023	Chief Financial Officer